EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


Cynthia Carter, as Chief Financial Officer of SMI Products, Inc., a Nevada corporation (the "Company"), hereby certifies, pursuant to 18 U.S.C.ss.1350, that

     (1) the Company's Annual Report of Form 10-KSB for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 11, 2003                       /s/ CYNTHIA CARTER
                                            __________________________
                                            Cynthia Carter
                                            Chief Financial Officer
                                            SMI Products, Inc.